Exhibit 99.2

EMPLOYMENT AGREEMENT

This Employment Agreement (“Agreement”) is made as of the Effective Date between QuadraMed Corporation, a Delaware corporation with offices at 12110 Sunset Hill Road, Suite 600, Reston, Virginia 20190 (“Company”), and James E. Peebles, an individual currently residing at [ADDRESS] (“Employee”).

PART ONE—DEFINITIONS

Definitions. For purposes of this Agreement, the following definitions will be in effect:

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Company” means QuadraMed Corporation, a Delaware corporation.

“Compensation Committee” means the Compensation Committee of the Board.

“Effective Date” shall mean March 25, 2009.

“Employee” means James E. Peebles.

“Employment Period” means the period of Employee’s employment with the Company governed by the terms and provisions of this Agreement.

“Term” shall mean the term beginning on the Effective Date and ending one year after the Effective Date, subject to the provisions of Sections 7 and 10.

“Termination for Cause” shall mean an Involuntary Termination of Employee’s employment for (i) one or more acts of fraud, embezzlement, misappropriation of proprietary information, misappropriation of the Company’s trade secrets or other confidential information, a breach of Employee’s fiduciary duties to the Company or any other misconduct adversely affecting the business reputation of the Company in a material manner; or (ii) Employee’s failure to adhere in any material way to any written Company policy material to the Company, including the Proprietary Information and Non-Competition Agreement, or the terms of this Agreement or Employee’s failure to perform the material duties of Employee’s position following written notice from the Company describing the failure and a reasonable opportunity to cure such failure, if such failure is susceptible of cure.

PART TWO—TERMS AND CONDITIONS OF EMPLOYMENT

The following terms and conditions will govern Employee’s employment with the Company throughout the Employment Period and will also, to the extent expressly indicated below, remain in effect following Employee’s cessation of employment with the Company.

1. Employment and Duties. The Company shall employ Employee as an executive officer in the position of Interim President and Chief Executive Officer. Employee’s principal place of employment shall be at the Company’s offices in Reston, Virginia. Employee agrees to continue in such employment for the duration of the Employment Period and to perform in good faith and to the best of Employee’s ability all services which may be required of Employee in Employee’s executive position and render such services at all reasonable times and places in accordance with reasonable directives and assignments issued by the Board or any Committee thereof. During Employee’s Employment Period, Employee will devote Employee’s full time and effort to the business and affairs of the Company within the scope of Employee’s executive office.

2. Terms of Employment. The Company hereby employs the Employee, and the Employee hereby accepts employment by the Company, upon the terms and conditions set forth in this Agreement.

3. Service as Director. As of the Effective Date, Employee is serving as a member of the Board. For as long as Employee shall continue to serve as a member of the Board, he shall stand for re-election to such position at each annual meeting of the Company’s stockholders. Employee’s failure to be re-elected to the Board, in and of itself, shall not constitute a termination of this Agreement, nor shall it entitle Employee to any severance benefits. Pursuant to the Company’s policies, for the duration of this Agreement, Employee will fulfill his duties as a director without additional compensation. This Agreement shall not in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Company or the stockholders to remove the Employee from the Board at any time in accordance with the provisions of applicable law.

4. Term. The term of this Agreement shall run from month to month for up to a period of one (1) year from the Effective Date.

5. Compensation.

A. Employee’s base salary will be paid at the rate of $50,000 per month. Employee’s base salary may be increased by the Compensation Committee and/or Board, but shall not be decreased.

B. Employee’s base salary will be paid at periodic intervals in accordance with the Company’s payroll practices for salaried employees. Employee shall be paid a pro rata share of his base salary should his employment be terminated before the end of any given pay period.

C. The Company will deduct and withhold, from the compensation payable to Employee hereunder, any and all applicable federal, state and local income and employment withholding taxes and any other amounts required to be deducted or withheld by the Company under applicable statute or regulation.

6. Expense Reimbursement. Employee will be entitled to reimbursement from the Company for (i) all reasonable temporary living expenses associated with his residence in or around Reston, VA, (ii) Employee’s travel between Reston, VA and his permanent places of residence, (iii) car rental and associated expenses, including fuel, or mileage while in Reston, VA, and (iv) customary, ordinary and necessary business expenses incurred by Employee in the performance of Employee’s duties hereunder, provided that Employee’s entitlement to such reimbursements shall be conditioned upon Employee’s provision to the Company of vouchers, receipts and other substantiation of such expenses in accordance with Company policies. In addition, Employee shall also receive a per diem in the amount of $64 to cover meals and other incidental expenses.

7. Death or Disability.

A. Upon Employee’s death or permanent disability during the Employment Period, the employment relationship created pursuant to this Agreement will immediately terminate and no further compensation will become payable under this Agreement. In connection with such termination by reason of death, the Company will only be required to pay Employee’s estate any unpaid compensation earned under Section 5 for services rendered through the date of Employee’s death. In connection with such termination by reason of permanent disability, the Company will be required to pay to Employee any unpaid compensation earned under Section 5 for services rendered through the date of Employee’s disability, together with any income continuation payments provided Employee under any disability income/insurance policies or programs funded by the Company on Employee’s behalf.

B. Employee will be deemed permanently disabled if Employee is so characterized pursuant to the terms of the Company’s disability policies or programs applicable to Employee from time to time, or if no such policy is applicable, if Employee is unable to perform the essential functions of Employee’s duties for physical or mental reasons for thirty (30) consecutive days.

8. Restrictive Covenant. During the Employment Period, Employee will not directly or indirectly, whether for Employee’s own account or as an employee, director, consultant or advisor, provide services to any business enterprise other than the Company, unless otherwise authorized by the Board in writing.

9. Non-Solicitation and Non-Disparagement; Confidentiality; Ownership Rights. Employee will execute and be bound by all the terms and provisions of the Proprietary Information and Non-Competition Agreement, dated of even date herewith, which is incorporated in whole herein by this reference. Nothing in this document will be deemed to modify or affect Employee’s duties and obligations under such other agreement, which shall be deemed to be obligations under this Agreement.

10. Termination of Employment.

A. The Company may terminate Employee’s employment under this Agreement at any time for any reason, with or without cause, by providing Employee with at least seven (7) days prior written notice. However, such notice requirement will not apply in the event there is a Termination for Cause under subsection D below.

B. Should Employee’s employment with the Company terminate by reason of Employee’s death or permanent disability during the Employment Period, only the limited death or disability benefits provided under Section 7A, if any, will be payable.

C. The Company may at any time, upon written notice, terminate Employee’s employment hereunder for any act qualifying as a Termination for Cause or at any time following the expiration of the Term. Such termination will be effective immediately upon such notice.

D. Upon such Termination for Cause or at any time following the expiration of the Term, the Company will only be required to pay Employee any unpaid compensation earned by Employee pursuant to Section 5 for services rendered through the date of such termination.

12. Indemnification. The indemnification provisions for officers and directors under the Company’s Amended and Restated Certificate of Incorporation, Bylaws and any indemnification agreement between Employee and the Company will (to the maximum extent permitted by law) be extended to Employee, during the period following Employee’s Involuntary Termination, with respect to any and all matters, events or transactions occurring or effected during Employee’s Employment Period.

13. Choice of Law. The provisions of this Agreement will be construed and interpreted under the laws of the Commonwealth of Virginia, excluding such jurisdiction’s conflict of laws principles.

14. Injunctive Relief and Additional Remedy. Employee acknowledges that the injury that would be suffered by the Company as a result of a breach of the provisions of this Agreement and the Proprietary Information and Non-Competition Agreement would be irreparable and that an award of monetary damages to the Company for such a breach would be an inadequate remedy. Consequently, the Company will have the right, in addition to any other rights it may have, to obtain injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement and the Company will not be obligated to post bond or other security in seeking such relief.

15. Representations and Warranties by Employee. Employee represents and warrants to the Company that the execution and delivery by Employee of this Agreement do not, and the performance by Employee of Employee’s obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to Employee or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which Employee is a party or by which Employee is or may be bound.

16. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by either party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one parry will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

17. Binding Effect; Delegation of Duties. This Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company. This Agreement shall be binding and inure to the benefit of Employee, Employee’s successors, assigns, executors, administrators or beneficiaries. The duties and covenants of Employee under this Agreement, being personal, may not be delegated.

18. Entire Agreement; Amendments. This Agreement and the Proprietary Information and Non-Competition Agreement contain the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement and the Proprietary Information and Non-Competition Agreement may not be amended orally, but only by an agreement in writing signed by the parties hereto.

19. Arbitration. Any controversy which may arise between Employee and the Company with respect to the construction, interpretation or application of any of the terms, provisions, covenants or conditions of this Agreement or any claim arising from or relating to this Agreement will be submitted to final and binding arbitration in Reston, Virginia or in any other mutually acceptable location in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association then in effect. Notwithstanding the foregoing, any controversy which may arise between the Employee and the Company with respect to the construction, interpretation or application of any of the terms, provisions, covenants or conditions of the Proprietary Information and Non-Competition Agreement shall be subject to the terms for dispute resolution provided in the Proprietary Information and Non-Competition Agreement.

Employee and the Company understand and agree that the Company shall bear the Arbitrator’s fee and any other type of expense or cost that Employee would not be required to bear if he were free to bring the dispute or claim in court as well as any other expense or cost that is unique to arbitration. Employee and the Company shall each pay their own attorneys’ fees incurred in connection with the arbitration, and the Arbitrator will not have authority to award attorneys’ fees unless a statute or contract at issue in the dispute authorizes the award of attorneys’ fees to the prevailing party, in which case the Arbitrator shall have the authority to make an award of attorneys’ fees as required or permitted by applicable law. If there is a dispute as to whether the Company or Employee is the prevailing party in the arbitration, the Arbitrator will decide this issue.

20. Severability. If any court of competent jurisdiction holds any provision of this Agreement or all or any portion of the Proprietary Information and Non-Competition Agreement invalid or unenforceable, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement or the Proprietary Information and Non-Competition Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.

21. Counterparts, Facsimile. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. To the maximum extent permitted by applicable law, this Agreement may be executed via facsimile.

22. Notices. Any notice required to be given under this Agreement shall be deemed sufficient, if in writing, and sent by certified mail, return receipt requested, via overnight courier, or hand delivered to the Company at Office of the Assistant General Counsel, 12110 Sunset Hill Road, Suite 600, Reston, Virginia 20190 and to Employee at the most recent address reflected in the Company’s permanent records.

23. Legal Costs. Except as provided in Section 19 above, if any legal action or other proceeding is brought by either party for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys fees and other costs incurred in that action or proceeding. The Company shall bear all legal costs and expenses incurred in the event the Company should contest or dispute the characterization of any amounts paid pursuant to this Agreement as being nondeductible under Section 280G of the Code or subject to imposition of an excise tax under Section 4999 of the Code.

Signature page follows.

IN WITNESS WHEREOF, the Company and Employee have executed this Agreement as a sealed instrument as of March 30, 2009.

QUADRAMED CORPORATION		James E. Peebles

By:	/s/ Robert L. Pevenstein	/s/ James E. Peebles
Name:	Robert L. Pevenstein
Title:	Chairman of the Board of Directors